UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2023

Viking Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15915 Katy Freeway Suite 450, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4387

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

INTRODUCTORY NOTE

On August 1, 2023 (the “Closing Date”), pursuant to the Agreement and Plan of Merger, dated as of February 15, 2021, as amended on April 18, 2023 (the “Merger Agreement”), between the registrant, Viking Energy Group, Inc. (the “Company”) and Camber Energy, Inc. (“Camber”), Viking Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of Camber (“Merger Sub”), merged with and into the Company, with the Company continuing as the surviving company and as a wholly-owned subsidiary of Camber (the “Merger”).  The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

Item 2.01. Completion of Acquisition or Disposition of Assets.

At the effective time of the Merger (the “Effective Time”), (i) each share of common stock of the Company, par value $0.001 per share (“Common Stock”) (other than shares of Common Stock owned by Camber, Merger Sub, or the Company) outstanding immediately prior to the Effective Time was automatically converted into the right to receive one (1) share of Camber common stock, (ii) each share of Series C Preferred Stock of the Company, par value $0.001 per share, outstanding immediately prior to the Effective Time was automatically converted into the right to receive one (1) share of Camber Series A Convertible Preferred Stock, and (iii) each share of Series E Convertible Preferred Stock of the Company, par value $0.001 per share, outstanding immediately prior to the Effective Time was automatically converted into the right to receive one (1) share of Camber Series H Convertible Preferred Stock.

In addition, at the Effective Time, each outstanding option or warrant to purchase shares of Company Common Stock, whether vested or unvested, became fully vested and was automatically converted into an option or warrant to purchase, on substantially the same terms and conditions as were applicable to such option or warrant immediately prior to the Effective Time of the Merger, except that instead of being exercisable into Company Common Stock, such option or warrant is exercisable into Camber common stock and all references to the Company will instead be references to Camber. Similarly, at the Effective Time, each promissory note issued by the Company that is convertible into Common Stock that was outstanding and unconverted at the Effective Time was converted into a promissory note convertible into Camber common stock having substantially the same terms and conditions as applied to the corresponding Company convertible note as of immediately prior to the Effective Time, except that instead of being convertible into Company Common Stock, such convertible note is convertible into Camber common stock, and all references to the Company are instead references to Camber.

The foregoing description of the Merger Agreement and the Merger transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 19, 2023, and is incorporated by reference herein.

The information set forth under the Introductory Note and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 5.01, 5.03, and 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

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Item 5.01. Changes in Control of Registrant.

As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly owned subsidiary of Camber.

The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the articles of incorporation and bylaws of the Company were amended and restated in accordance with the terms of the Merger Agreement.

A copy of the amended and restated articles of incorporation and the amended and restated bylaws of the Company are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

Prior to the Effective Time, shares of the Company’s Common Stock were quoted for trading on the OTC Link ATS (alternative trading system) operated by OTC Markets Group, Inc. (the “OTC Link”) under the symbol “VKIN.” As a result of the Merger, the Company’s Common Stock will no longer be quoted for trading on the OTC Link.

Additionally, the Company intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of the Company’s Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of February 15, 2021, as amended on April 18, 2023, by and between Viking Energy Group, Inc. and Camber Energy, Inc. (incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K filed on April 19, 2023)

3.1	Amended and Restated Articles of Incorporation of Viking Energy Group, Inc.
3.2	Amended and Restated Bylaws of Viking Energy Group, Inc.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIKING ENERGY GROUP, INC.

Date: August 1, 2023	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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